U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                         __________________

                            FORM 8-K/A

                          CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Act of 1934



 Date of Report (Date of earliest event reported): 	April 8, 2003
                                                    ------------------


         	Corporate Development and Innovation Inc.
        -----------------------------------------------------
        (Exact name of registrant as specified in its charter)


   Washington                   000-49955                  91-2060082
  ------------                 ------------               ------------
 (State or other            (Commission File          (I.R.S. Employer
  jurisdiction                  Number)               Identification No.)
  of incorporation)

   Edwin Lao   4911 Cabot Drive
   Richmond, British Columbia, Canada		         V7C 4J5
  -------------------------------------                  ---------
  (Address of principal executive offices)	        (Zip Code)


 Registrant's telephone number, including area code:	(604) 271-0755
                                                        ----------------

INFORMATION TO BE INCLUDED IN THE REPORT

                                                           Page
                                                         --------

Item 7.  Financial Statements, Pro Forma and Exhibits         3


SIGNATURES	                                             17

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS










                    MILLENNIUM BUSINESS GROUP USA, INC.
                      (A Development Stage Company)





                         (Stated in U.S. Dollar)

                                                          MORGAN & COMPANY
                                                     Chartered Accountants


                             AUDITORS' REPORT


To the Shareholders and Directors
Millennium Business Group USA, Inc.
(A Development Stage Company)


We have audited the balance sheets of Millennium Business Group USA, Inc. (a development stage company) as at September 30, 2002 and 2001, and the statements of operations and deficit accumulated during the development stage, cash flows, and stockholders' equity for the year ended September 30, 2002, and for the period from March 14, 2001 (date of inception) to September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 2002 and 2001, and the results of its operations and cash flows for the year ended September 30, 2002, and for the period from March 14, 2001 (date of inception) to September 30, 2001, in accordance with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered a loss and a cash outflow from operations since inception. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, B.C.	                                        "Morgan & Company"
July 14, 2003	                                     Chartered Accountants

Tel: (604)687-5841        MEMBER OF          P.O. Box 10007 Pacific Centre
Fax: (604)687-0075          ACPA      Suite 1488 - 700 West Georgia Street
www.morgan-cas.com     INTERNATIONAL               Vancouver, B.C. V7Y 1A1

                    MILLENNIUM  BUSINESS GROUP USA, INC.
                      (A Development Stage Company)
                            Balance Sheets
                        (Stated in U.S. dollars)

                                                        SEPTEMBER 30
                                                     2002            2001
                                                --------------------------
ASSETS

Current
     Cash                                         $ 144,018     $  46,622

Patents (Note 3)                                         20            10
                                                   --------      --------
                                                  $ 144,038     $  46,632
                                                   ========      ========
LIABILITIES

Current
     Accounts payable                             $  12,282     $   2,228
     Due to related party (Note 4)                  151,570       111,010
                                                   --------      --------
                                                    163,852       113,238
                                                   --------      --------
SHAREHOLDERS' DEFICIENCY

Share Capital
   Authorized:
   80,000,000 Class A common shares, par value
   $0.001 per share
   20,000,000 Class B preferred shares, par value
   $0.001 per share

   Issued and outstanding:
   10,000 Class A common shares                   $      10     $      10

   Share subscriptions received - 2,833,000
   common shares at September 30, 2002 and
   580,000 common shares at September 30, 2001      226,385       150,280


Deficit Accumulated During the Development Stage   (246,209)     (216,896)
                                                   ---------     ---------

                                                    (19,814)      (66,606)
                                                   ---------     ---------


                                                  $  144,038    $  46,632
                                                   =========     =========

                    MILLENNIUM  BUSINESS GROUP USA, INC.
                      (A Development Stage Company)
                    STATEMENTS OF OPERATIONS AND DEFICIT
                        (Stated in U.S. dollars)

                                                                    INCEPTION         INCEPTION
                                                  YEAR               MARCH 14          MARCH 14
                                                 ENDED                2001 TO           2000 TO
                                              SEPTEMBER 30        SEPTEMBER 30     SEPTEMBER 30
                                                  2002                 2001                2002
-------------------------------------------------------------------------------------------------
Expenses
   Management fees                            $  81,946            $ 143,725        $ 225,671
   Consulting fees                               34,284               25,628           59,912
   Professional fees                            181,884               29,067          210,951
   General and administrative                    11,199               18,476           29,675
                                              ---------             --------         --------
Loss before the following                       309,313              216,896          526,209

   Legal Settlement                            (250,000)                   0         (280,000)
                                              ---------             --------         --------

Net Loss For The Year                         $  29,313            $ 216,896        $ 246,209
                                                                                     ========

Deficit accumulated during the development
   stage, beginning of year                     216,896                    0
                                              ---------            ---------
Deficit accumulated during the development
   stage, end of year                         $ 246,209            $ 216,896

Net Loss per share                            $       0            $       0


Weighted Average Shares Outstanding              10,000                9,453

                    MILLENNIUM  BUSINESS GROUP USA, INC.
                      (A Development Stage Company)
                        STATEMENTS OF CASH FLOWS
                        (Stated in U.S. dollars)

                                                                    INCEPTION         INCEPTION
                                                     YEAR            MARCH 14          MARCH 14
                                                    ENDED             2001 TO           2000 TO
                                              SEPTEMBER 30       SEPTEMBER 30      SEPTEMBER 30
                                                     2002                2001              2002
------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
   Net loss for the year                        $  (29,313)        $  (216,896)     $ (246,209)
   Adjustments to reconcile net loss to cash
   by operating activities
      Accounts payable                              10,054               2,228          12,282
                                                 ---------             -------         -------
                                                   (19,259)           (214,668)       (233,927)

Cash Flows from Investng Activities
   Patents                                             (10)                (10)            (20)

Cash Flows from Financing Activities
   Common stock issued                                   0                  10              10
   Share subscriptios received                      76,105             150,280         226,385
   Related party payable                            40,560             110,010         151,570
                                                 ---------             -------         -------
                                                   116,665             261,300         377,965


Increase in cash                                $   97,396          $   46,622      $  144,018

Cash, beginning of period                           46,622                   0               0

Cash, end of period                             $  144,018          $   46,622      $  144,018
                                                 =========           =========       =========

                    MILLENNIUM  BUSINESS GROUP USA, INC.
                      (A Development Stage Company)
                    STATEMENTS OF STOCKHOLDERS' EQUITY
                            SEPTEMBER 30, 2002
                        (Stated in U.S. dollars)

                                                COMMON STOCK                   DEFICIT
                                                                             ACCUMULATED
                              NUMBER OF              SHARE       ADDITIONAL   DURING THE
                               COMMON             SUBSCRIPTIONS    PAID IN   DEVELOPMENT
                               SHARES    AMOUNT     RECEIVED       CAPITAL       STAGE      TOTAL
-----------------------------------------------------------------------------------------------

Issuance of common shares
   March 25, 2001               10,000  $   10    $        0   $        0  $      0     $     10

Share subscriptions received
   During the period           580,000       0       150,280            0         0      150,280

Loss for the period                  0       0             0            0   (216,896)   (216,896)
                              --------   ------     --------     --------    -------     -------
Balance, September 30, 2001     10,000      10       150,280      150,280   (216,896)    (66,606)

Share subscriptions received
   During the period         2,253,000       0        76,105            0          0      76.105

Loss for the period                  0       0             0            0    (29,313)    (29,313)
                              --------   ------     --------     --------     -------    -------
Balance, September 30, 2002     10,000  $   10    $  226,385    $       0   $(246,209)  $(19,814)


                    MILLENNIUM  BUSINESS GROUP USA, INC.
                      (A Development Stage Company)
                      NOTES TO FINANCIAL STATEMENTS
                       SEPTEMBER 30, 2002 AND 2001
                        (Stated in U.S. dollars)

1.	NATURE OF OPERATIONS

a)	Organization

	The Company was incorporated in the State of Nevada, U.S.A., on March 14, 2001.

b)	Development Stage Activities and Going Concern

The Company has the following three business focuses:

i)	A strong intellectual property position based on four validly assigned and issued US Patent and Trademark Office Patents which have been duly assigned to the Company and all of which are in the area of dental implant abutment components, devices and techniques. Over the next several months, the Company intends to develop and implement a legal defense strategy to help extract financial compensation from certain entities which have chosen to willfully infringe on the Company's patents.

ii)	Several consultancy/brokerage initiatives with a growing
number of wireless internet communication companies who provide communication services to remote aboriginal communities and their healthcare centres.

iii)	As a manufacturers representative and channel marketer to
numerous medical device manufacturing companies in the healthcare market.

With the acquisition of the above additional business initiatives and relationships, management plans to further evaluate, develop, manage and potentially fund the commercialization, sub-license and/or commercial sale of these assets.

Since inception, the Company has suffered recurring losses and net cash outflows from operations. The Company expects to continue to incur substantial losses to complete the development of its business. Since its inception, the Company has funded operations through common stock issuances and related party loans in order to meet its business strategic objectives. Management believes that sufficient funding will be available to meet its business objectives, including anticipated cash needs for working capital, and is currently evaluating several financing options. However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the development of and, if successful, to commence the sale of its products under development. As a result of the foregoing, there exists substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                    MILLENNIUM  BUSINESS GROUP USA, INC.
                      (A Development Stage Company)
                      NOTES TO FINANCIAL STATEMENTS
                       SEPTEMBER 30, 2002 AND 2001
                        (Stated in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

a)	Development Stage Company

The Company is a development stage company as defined in the Statements of Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

b)	Use of Estimates

	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

c)	Income Taxes

The Company has adopted Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes" (SFAS 109). This standard requires the use of an asset and liability approach for financial accounting and reporting on income taxes. If it is more likely than not that some portion or all if a deferred tax asset will not be realized, a valuation allowance is recognized.

                    MILLENNIUM  BUSINESS GROUP USA, INC.
                      (A Development Stage Company)
                      NOTES TO FINANCIAL STATEMENTS
                       SEPTEMBER 30, 2002 AND 2001
                        (Stated in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

d)	Foreign Currency Translation

The Company's functional currency is the U.S. dollar. Transactions in foreign currency are translated into U.S. dollars as follows:

i)	monetary items at the rate prevailing at the balance sheet date;
ii)	non-monetary items at the historical exchange rate;
iii)	revenue and expense at the average rate in effect during the applicable accounting period.

e)	Basic and Dilluted Loss Per Share

In accordance with SFAS No. 128 - "Earnings Per Share", the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At August 31, 2002, the Company has no stock equivalents that were anti-dilutive and excluded in the earnings per share computation.


3.	PATENTS

The Company has acquired, by assignment from a related party US Patents {#'s 5,527,182, 5,873,721, 6,126,445 & 6,283,753} in the area of Osseo-
integrated dental implant componentry.


4.	RELATED PARTY PAYABLE

The loans are unsecured and interest free with no specific terms of repayment.

               CORPORATE DEVELOPMENT AND INNOVATION INC.
                    (A Development Stage Company)


             PRO FORMA  CONSOLIDATED FINANCIAL STATEMENTS

                         SEPTEMBER 30, 2002

                      (Stated in U.S. Dollars)

              CORPORATE DEVELOPMENT AND INNOVATION INC.
                   (A Development Stage Company)

    INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

   AS AT SEPTEMBER 30, 2002, AND FOR THE YEAR ENDED SEPTEMBER 30, 2001
                      (Stated in U.S. Dollars)



The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes give effect to the acquisition of Millennium Business Group USA, Inc. ("MBG") by Corporate Development and Innovation Inc. ("CDI"). Since the transaction resulted in the former shareholders of MBG owning the majority of the issued shares of CDI, the transaction, which is referred to as a "reverse take-over", has been treated for accounting purposes as an acquisition by MBG of the net assets and liabilities of CDI.

The pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations have been prepared utilizing the historical financial statements of CDI and MBG and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated statement of operations has been prepared as if the acquisition had been consummated on October 1, 2001 under the purchase method of accounting and carried through to September 30, 2002. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on September 30, 2002.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.

                  CORPORATE DEVELOPMENT AND INNOVATION INC.
                      (A Development Stage Company)
                   PRO-FORMA CONSOLIDATED BALANCE SHEET
                           SEPTEMBER 30, 2002
                        (Stated in U.S. dollars)

                                   CORPORATE
                                   DEVELOPMENT  MILLENNIUM
                                   AND          BUSINESS
                                   INNOVATION   GROUP USA    PRO-FORMA
                                   INC.         INC.         ADJUSTMENT   PER-FORMA
---------------------------------------------------------------------------------------
ASSETS
Current
  Cash                             $     39     $ 144,018    $       0    $ 144,057
  Patents                                 0            20            0           20
                                    -------      --------     --------      -------
                                   $     39     $ 144,038    $       0    $ 144,077

LIABILITIES
Current
  Accounts payable                 $  7,551     $  12,282    $       0    $  19,833
  Related party payable              12,126       151,570            0      163,696
                                    -------      --------     --------      -------
                                   $ 19,677     $ 163,852    $       0    $ 183,529

SHAREHOLDERS' DEFICIENCY
Share Capital                      $    750     $ 226,395    $(235,243)   $   1,152
                                                                  (750)
Additional Paid-In Capital           78,750             0      225,243      225,243
                                                               (78,750)
Deficit                             (99,138)     (246,209)      99,138     (265,847)
                                                               (19,638)
                                    -------      --------     ---------    ---------
                                    (19,638)      (19,814)                  (39,452)
                                    -------      --------     ---------    ---------
                                   $     39     $ 144,038                 $ 144,077
                                   ========     =========                 =========

                  CORPORATE DEVELOPMENT AND INNOVATION INC.
                      (A Development Stage Company)
              PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           SEPTEMBER 30, 2002
                        (Stated in U.S. dollars)

                                   CORPORATE
                                   DEVELOPMENT  MILLENNIUM
                                   AND          BUSINESS
                                   INNOVATION   GROUP USA    PRO-FORMA
                                   INC.         INC.         ADJUSTMENT   PER-FORMA
---------------------------------------------------------------------------------------
Revenue                            $        0   $        0   $       0    $       0

Expenses                               99,138      309,313           0      408,451
                                    ---------    ---------     -------     ---------
Loss before the following:            (99,138)    (309,313)          0     (408,451)

Legal settlement                            0      280,000           0      280,000
                                    ---------    ---------     -------     ---------
Net loss                           $  (99,138)  $  (29,313)  $       0    $(128,451)


Net loss per share                                                        $   (0.01)


Weighted Average Number of Shares
  Outstanding                                                             11,518,000

                  CORPORATE DEVELOPMENT AND INNOVATION INC.
                      (A Development Stage Company)
            NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED
       PRO-FORMA BALANCE SHEET AND PRO-FORMA STATEMENT OF OPERATIONS
                      YEAR ENDED SEPTEMBER 30, 2002
                        (Stated in U.S. dollars)

1.	ORGANIZATION AND BASIS OF PRESENTATION

The unaudited pro-forma consolidated balance sheet and consolidated statement of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of CDI for the year ended September 30, 2002, and of MBG for the year ended September 30, 2002 considering the effects of the reverse take-over transaction as if the transaction was completed effective October 1, 2001 in the case of the pro-forma consolidated statement of operations, and effective September 30, 2002 in the case of the pro-forma consolidated balance sheet.


2.	ASSUMPTION

The number of common shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of common shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated October 1, 2001.


3.	PRO-FORMA ADJUSTMENT

Record the reverse take-over transaction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CORPORATE DEVELOPMENT AND INNOVATION INC.


   August 18, 2003				By: /s/ Andrew J. Willoughby
  ----------------                                  ------------------------
	(Date)					Name:	Andrew J. Willoughby
						Title:  Chief Executive Officer

   August 18, 2003                              By: /s/ Edwin Lao
  ----------------                                  -------------------------
        (Date)                                  Name:   Edwin Lao
                                                Title:  President



EXHIBIT INDEX


Exhibit No.     Description
--------------------------------
  10.1          Share Exchange Agreement between Corporate Development and
                Innovation Inc., The Millenium Business Group USA, Inc. and the individual shareholders of MBG dated as of March 24, 2003
                (previously filed with the U.S. Securities and Exchange
                 Commission on April 9, 2003)